UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 7, 2005


                          APPLIED NEUROSOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                      001-13835                 39-1661164
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(State or Other Jurisdiction      (Commission file Number)     (IRS Employer
    of Incorporation)                                        Identification No.)


50 Lakeview Parkway, Suite 111, Vernon Hills,                      IL 60061
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   (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (847) 573-8000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 7, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Applied NeuroSolutions, Inc. ("APNS") approved employment agreements for the following named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission). The minimum annual compensation outlined in each individual's employment agreement is listed below:

                                                                     Minimum
                                                                      Annual
Name and Title                                                     Compensation
--------------------------------------------------------------------------------
John F. DeBernardis, Ph.D.                                          $282,000
President and Chief Executive Officer
Daniel J. Kerkman, Ph.D.                                            $189,000
Vice President of Research and Development
David Ellison                                                       $174,000
Chief Financial Officer and Corporate Secretary

The general terms of the employment agreements were approved by the Compensation Committee at a Board of Directors meeting on December 14, 2004, subject to review of the final drafts of the agreements.

The employment agreements are for a three-year term through October 2007 and provide severance pay if the officer is terminated without cause, or is terminated pursuant to a change in ownership, of the greater of i) one-year compensation, or ii) compensation for the remaining term of the agreement. Health and related insurance benefits would also be provided to the employee for up to one-year.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of February 2005.


                                       APPLIED NEUROSOLUTIONS, INC.


                                       By:      /s/ David Ellison
                                           -------------------------------------
                                           Name:    David Ellison
                                           Title:   Chief Financial Officer